UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / SEPTEMBER 30, 2008

Legg Mason Partners

Fundamental Value Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth. Current income is a secondary consideration.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended September 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter. According to the advance estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.3%.

Consensus expectations now point to the U.S. falling into a recession later this year or in early 2009. Consumer spending, which represents approximately two-thirds of GDP, is moderating, as evidenced by the three consecutive months of declining retail sales during the third quarter. According to the Department of Commerce, September’s 1.2% fall in retail sales was the sharpest decline in three years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first nine months of 2008. Year-to-date through September, roughly 760,000 jobs have been shed and the unemployment rate now stands at 6.1%, its highest level in five years.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September, the Fed held rates steady. Then, on October 8, 2008 (after the reporting period ended), in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets.

Legg Mason Partners Fundamental Value Fund	I

Letter from the chairman continued

At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. … Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, the Treasury proposed a $700 billion rescue plan to help financial institutions reduce their exposure to troubled mortgage-related securities. After the House of Representatives initially rejected the plan on September 29, 2008, a revamped version was approved by Congress and, on October 3, 2008, signed into law by President Bush. Also in October, the government announced a plan to purchase stakes in the nation’s largest banks and guarantee certain bank debts. Also, the Federal Deposit Insurance Corporation (“FDIC”) temporarily increased its insurance on bank accounts from $100,000 to $250,000.

The U.S. stock market was extremely volatile and generated poor results for the 12 months ended September 30, 2008. After stock prices rose during the first month of the reporting period, they fell sharply over the next five months. The market’s descent was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s rebound was largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved sharply lower during three of the last four months of the period, including S&P 500 Indexiv declines of 8.43% and 8.91% in June and September, respectively. All told, the S&P 500 Index returned -21.98% during the 12-month reporting period ended September 30, 2008.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned

II	Legg Mason Partners Fundamental Value Fund

-22.10%, -22.36% and -14.48%, respectively, during the 12-month period ended September 30, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -20.60% and -22.70%, respectively.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and, perhaps, into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain steadfast in our commitment to provide you with extraordinary service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers do everything in their power to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The

Legg Mason Partners Fundamental Value Fund	III

Letter from the chairman continued

regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 31, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV	Legg Mason Partners Fundamental Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Current income is a secondary consideration.

The Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The Fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the portfolio managers believe smaller companies offer more attractive value opportunities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The stock market experienced rising volatility during the fiscal year, with this volatility reaching very high levels toward the end of the year. Concerns over the financial conditions within the Banking and Financial Services sectors led to sharp declines in most stock indexes. Hedge funds liquidating major holdings in the last three months of the reporting period exacerbated the decline in equity values.

Outside of the Financial Services sector, we are seeing many companies in the strongest cash and financial positions in history. There is a long list of publicly traded corporations whose enterprise values are less than 90% of the total market value of their common stocks. In other words, many companies have a cash position of at least 10% of the market value of their shares outstanding. As such, the market performance of many companies seemed divorced from reality as the fiscal year wore on. Economic uncertainties accounted for some of this but we feel the action of hedge funds was equally or more important. In recent years, hedge funds have made up an increasing percentage of daily trading and often times their focus is short-term in nature. In our opinion, the use of leverage by many hedge funds accentuated their effect on the stock market, especially during the last three months of the reporting period.

Q. How did we respond to these changing market conditions?

A. Our principal response was to do our best to avoid the “problem companies” in fiscal 2008. In the last bear market cycle (2001-2002), the poster children for bad corporate behavior were Enron, Worldcom and Adelphia. During 2008, Bear Stearns, American International Group, Lehman Brothers, Fannie Mae and Freddie Mac, the latter two government-sponsored enterprises (“GSEs”), all declared bankruptcy or were forced into conservatorship. We held none of these companies in the Fund during the periods leading up to their bankruptcies.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	1

Fund overview continued

With the stock market focusing on the credit and liquidity problems in the Banking sector, we focused on those companies, in our opinion, whose balance sheets were strong and whose longer-term business prospects were sound. Although we are an all-cap manager, we believed that larger companies represented a very attractive segment of the market on both relative and absolute bases. Larger companies seem as cheap as they have been at any time in the last 25 years. They now make up a larger percentage of the portfolio than at any time in the last 5 years.

Performance review

For the 12 months ended September 30, 2008, Class A shares of Legg Mason Partners Fundamental Value Fund, excluding sales charges, returned -21.45%. The Fund’s primary unmanaged benchmark, the Russell 3000 Indexi, and its secondary unmanaged benchmark, the S&P 500 Indexii, returned -21.52% and -21.98%, respectively, for the same period. The Lipper Large-Cap Core Funds Category Average1 returned -21.95% over the same time frame.

PERFORMANCE SNAPSHOT as of September 30, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Fundamental Value Fund — Class A Shares	-12.13%	-21.45%
Russell 3000 Index	-10.27%	-21.52%
S&P 500 Index	-10.87%	-21.98%
Lipper Large-Cap Core Funds Category Average[1]	-10.91%	-21.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -12.49%, Class C shares returned -12.46% and Class I shares returned -11.91% over the six months ended September 30, 2008. Excluding sales charges, Class B shares returned -22.17%, Class C shares returned -22.00% and Class I shares returned -21.07% over the 12 months ended September 30, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance of Class IS shares is not shown because this share class commenced operations on August 4, 2008.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s prospectus dated January 29, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.11%, 1.97%, 1.76% and 0.66%, respectively.
As of the Fund’s prospectus dated July 9, 2008, the gross total operating expense ratio for Class IS shares was 0.66%.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 889 funds for the six-month period and among the 850 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

Q. What were the leading contributors to performance?

A. Over the 12 months ended September 30, 2008, the leading contributing stocks included Wal-Mart Stores Inc. (+0.75% contribution to the Fund’s total return), JPMorgan Chase & Co. (+0.58%), Chubb Corp. (+0.28%), Visa Inc. (+0.24%) and Abbott Laboratories (+0.20%).

Q. What were the leading detractors from performance?

A. Detractors from performance included stock holdings in Bank of America Corp. (-1.48% contribution to the Fund’s total return), Merrill Lynch & Co. Inc. (-1.37%), PMI Group Inc. (-1.23%), Motorola Inc. (-1.20%) and Vodafone Group PLC — ADR (-1.06%).

Q. Were there any significant changes to the Fund during the reporting period?

A. We believe Information Technology issues will be part of the market leadership in the next few years and we have added to positions in Applied Materials Inc., eBay Inc. and Texas Instruments Inc. in this sector. Late in the fiscal year, we used weakness in the Oil and Oil Services area to increase our positions, primarily in Oil Services. Baker Hughes Inc. , Halliburton Co. and Murphy Oil Corp. were added or increased in size. Prior to this, we had been underweight the sector. In Industrials, we added a position in McDermott International Inc. as well as in Robert Half International Inc., Perini Corp. and PACCAR Inc.

In the Financials sector, Comerica Inc. and Synovus Financial Corp. were added to the portfolio. We added to our Home Depot Inc. position within Consumer Discretionary and sold News Corp, reducing our holdings in Media which include Walt Disney Co. and Time Warner Inc. An initial position in Penske Automotive Group Inc. also was made in the Consumer Discretionary area. In Consumer Staples, Kraft Foods Inc. was added to the portfolio. Nucor Corp. was a new addition within the Materials sector.

During the year, principal sales were made in Motorola Inc., Raytheon Co., Honeywell International Inc., Bank of America Corp. and Dow Chemicals.

Thank you for your investment in Legg Mason Partners Fundamental Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John G. Goode	Peter J. Hable
Portfolio Manager	Portfolio Manager
ClearBridge Advisors, LLC	ClearBridge Advisors, LLC

October 21, 2008

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	3

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: JPMorgan Chase & Co. (4.6%), Chubb Corp. (4.0%), Wal-Mart Stores Inc. (3.5%), Walt Disney Co. (2.9%), Johnson & Johnson (2.9%), Novartis AG — ADR (2.9%), Abbott Laboratories (2.9%), Microsoft Corp. (2.7%), State Street Corp. (2.6%) and Raytheon Co. (2.5%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2008 were: Information Technology (19.2%), Industrials (15.6%), Financials (15.3%), Health Care (13.0%) and Energy (12.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

4	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — September 30, 2008

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2008 and held for the six months ended September 30, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(12.13)%	$1,000.00	$878.70	1.21%	$5.68
Class B	(12.49)	1,000.00	875.10	2.05	9.61
Class C	(12.46)	1,000.00	875.40	1.86	8.72
Class I	(11.91)	1,000.00	880.90	0.69	3.24
Class IS4	(5.95)	1,000.00	940.50	0.72	1.09

[1]	For the six months ended September 30, 2008, unless otherwise noted.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[4]	For the period August 4, 2008 (inception date) to September 30, 2008.

6	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.95	1.21%	$6.11
Class B	5.00	1,000.00	1,014.75	2.05	10.33
Class C	5.00	1,000.00	1,015.70	1.86	9.37
Class I	5.00	1,000.00	1,021.55	0.69	3.49
Class IS3	5.00	1,000.00	1,006.67	0.72	1.13

[1]	For the six months ended September 30, 2008, unless otherwise noted.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[3]	For the period August 4, 2008 (inception date) to September 30, 2008.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	7

Fund Performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS IS
Twelve Months Ended 9/30/08	(21.45)%	(22.17)%	(22.00)%	(21.07)%	N/A
Five Years Ended 9/30/08	4.15	3.29	3.42	4.60	N/A
Ten Years Ended 9/30/08	6.36	5.49	5.56	6.78	N/A
Inception* through 9/30/08	10.70	8.30	7.52	7.67	(5.95	)%†

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS IS
Twelve Months Ended 9/30/08	(25.97)%	(25.83)%	(22.73)%	(21.07)%	N/A
Five Years Ended 9/30/08	2.93	3.12	3.42	4.60	N/A
Ten Years Ended 9/30/08	5.73	5.49	5.56	6.78	N/A
Inception* through 9/30/08	10.46	8.30	7.52	7.67	(5.95	)%†

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (9/30/98 through 9/30/08)			85.23%
Class B (9/30/98 through 9/30/08)			70.73
Class C (9/30/98 through 9/30/08)			71.83
Class I (9/30/98 through 9/30/08)			92.74
Class IS (Inception date of 8/4/08 through 9/30/08)			(5.95)

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, I and IS shares are November 12, 1981, November 6, 1992, August 10, 1993, January 30, 1996 and August 4, 2008, respectively.

†	Not annualized.

8	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS FUNDAMENTAL VALUE
FUND VS. RUSSELL 3000 INDEX, S&P 500 INDEX AND LIPPER LARGE-CAP CORE FUNDS CATEGORY
AVERAGE† — September 1998 - September 2008

†	Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1998, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2008. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The Lipper Large-Cap Core Funds Category Average is composed of the Fund’s peer group as of September 30, 2008. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	9

Schedule of investments

September 30, 2008

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 99.8%
CONSUMER DISCRETIONARY — 9.1%
	Media — 5.0%
4,344,600	Time Warner Inc.	$56,957,706
2,739,200	Walt Disney Co.	84,066,048
	Total Media	141,023,754
	Specialty Retail — 4.1%
1,672,397	Gap Inc.	29,735,218
2,668,200	Home Depot Inc.	69,079,698
523,740	Penske Automotive Group Inc.	6,007,298
817,160	Williams-Sonoma Inc.	13,221,649
	Total Specialty Retail	118,043,863
	TOTAL CONSUMER DISCRETIONARY	259,067,617
CONSUMER STAPLES — 7.4%
	Food & Staples Retailing — 3.5%
1,678,800	Wal-Mart Stores Inc.	100,543,332
	Food Products — 3.9%
1,462,308	Kraft Foods Inc., Class A Shares	47,890,587
979,950	Unilever PLC	26,620,430
1,295,920	Unilever PLC, ADR	35,261,983
	Total Food Products	109,773,000
	TOTAL CONSUMER STAPLES	210,316,332
ENERGY — 12.9%
	Energy Equipment & Services — 7.0%
949,500	Baker Hughes Inc.	57,482,730
1,704,800	Halliburton Co.	55,218,472
390,700	Schlumberger Ltd.	30,509,763
324,716	Transocean Inc.*	35,666,805
826,270	Weatherford International Ltd.*	20,772,428
	Total Energy Equipment & Services	199,650,198
	Oil, Gas & Consumable Fuels — 5.9%
920,600	Anadarko Petroleum Corp.	44,658,306
509,700	Chevron Corp.	42,040,056
249,100	ConocoPhillips	18,246,575
1,914,300	El Paso Corp.	24,426,468
409,500	Exxon Mobil Corp.	31,801,770
117,600	Murphy Oil Corp.	7,542,864
	Total Oil, Gas & Consumable Fuels	168,716,039
	TOTAL ENERGY	368,366,237

See Notes to Financial Statements.

10	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND
SHARES	SECURITY	VALUE

FINANCIALS — 15.3%
	Capital Markets — 2.9%
126,900	Franklin Resources Inc.	$11,183,697
1,285,905	State Street Corp.	73,142,277
	Total Capital Markets	84,325,974
	Commercial Banks — 1.6%
1,064,800	Comerica Inc.	34,914,792
260,446	East-West Bancorp Inc.	3,568,110
605,080	Synovus Financial Corp.	6,262,578
	Total Commercial Banks	44,745,480
	Consumer Finance — 1.6%
1,280,200	American Express Co.	45,357,486
	Diversified Financial Services — 4.6%
2,799,100	JPMorgan Chase & Co.	130,717,970
	Insurance — 4.6%
485,560	Allied World Assurance Holdings Ltd.	17,247,091
2,089,100	Chubb Corp.	114,691,590
	Total Insurance	131,938,681
	TOTAL FINANCIALS	437,085,591
HEALTH CARE — 13.0%
	Life Sciences Tools & Services — 0.7%
1,900,493	Enzo Biochem Inc.*	20,867,413
	Pharmaceuticals — 12.3%
1,413,360	Abbott Laboratories	81,381,269
1,208,100	Johnson & Johnson	83,697,168
1,053,660	Merck & Co. Inc.	33,253,510
1,111,110	NexMed Inc.*	133,555
1,576,100	Novartis AG, ADR	83,281,124
1,856,100	Wyeth	68,564,334
	Total Pharmaceuticals	350,310,960
	TOTAL HEALTH CARE	371,178,373
INDUSTRIALS — 15.6%
	Aerospace & Defense — 5.6%
689,300	Boeing Co.	39,531,355
1,197,200	Honeywell International Inc.	49,743,660
1,314,480	Raytheon Co.	70,337,825
	Total Aerospace & Defense	159,612,840
	Air Freight & Logistics — 2.2%
1,011,700	United Parcel Service Inc., Class B Shares	63,625,813

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	11

Schedule of investments continued

September 30, 2008

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND
SHARES	SECURITY	VALUE

	Building Products — 0.3%
341,280	Simpson Manufacturing Co. Inc.	$9,245,275
	Construction & Engineering — 0.2%
196,850	Perini Corp.*	5,076,762
	Industrial Conglomerates — 4.0%
2,270,600	General Electric Co.	57,900,300
2,224,490	McDermott International Inc.*	56,835,719
	Total Industrial Conglomerates	114,736,019
	Machinery — 3.0%
775,500	Caterpillar Inc.	46,219,800
813,600	Dover Corp.	32,991,480
178,300	PACCAR Inc.	6,809,277
	Total Machinery	86,020,557
	Professional Services — 0.3%
291,100	Robert Half International Inc.	7,204,725
	TOTAL INDUSTRIALS	445,521,991
INFORMATION TECHNOLOGY — 19.2%
	Communications Equipment — 2.5%
2,540,100	Cisco Systems Inc.*	57,304,656
1,425,700	Telefonaktiebolaget LM Ericsson, ADR	13,444,351
	Total Communications Equipment	70,749,007
	Computers & Peripherals — 2.4%
592,574	International Business Machines Corp.	69,307,455
	Internet Software & Services — 1.8%
2,245,000	eBay Inc.*	50,243,100
	Semiconductors & Semiconductor Equipment — 9.3%
4,399,900	Applied Materials Inc.	66,570,487
1,985,900	Novellus Systems Inc.*	39,003,076
162,800	Samsung Electronics Co., Ltd., GDR(a)	36,467,200
5,268,783	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	49,368,497
3,254,600	Texas Instruments Inc.	69,973,900
298,103	Verigy Ltd.*	4,853,117
	Total Semiconductors & Semiconductor Equipment	266,236,277
	Software — 3.2%
269,400	Citrix Systems Inc.*	6,805,044
1,161,110	Lawson Software Inc.*	8,127,770
2,885,000	Microsoft Corp.	77,000,650
514,636	Wave Systems Corp., Class A*	226,440
	Total Software	92,159,904
	TOTAL INFORMATION TECHNOLOGY	548,695,743

See Notes to Financial Statements.

12	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND
SHARES	SECURITY	VALUE

MATERIALS — 5.1%
	Chemicals — 1.8%
1,298,800	E.I. du Pont de Nemours & Co.	$52,341,640
	Metals & Mining — 1.7%
1,128,700	Barrick Gold Corp.	41,468,438
166,600	Nucor Corp.	6,580,700
	Total Metals & Mining	48,049,138
	Paper & Forest Products — 1.6%
753,900	Weyerhaeuser Co.	45,671,262
	TOTAL MATERIALS	146,062,040
TELECOMMUNICATION SERVICES — 2.2%
	Wireless Telecommunication Services — 2.2%
2,832,012	Vodafone Group PLC, ADR	62,587,465
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $2,489,077,715)	2,848,881,389
FACE AMOUNT
SHORT-TERM INVESTMENT — 0.9%
	Repurchase Agreement — 0.9%
$25,259,000	Interest in $482,062,000 joint tri-party repurchase agreement dated 9/30/08 with Barclays Capital Inc., 2.000% due 10/1/08; Proceeds at maturity — $25,260,403; (Fully collateralized by various U.S. government agency obligations, 2.624% to 4.000% due 5/13/09 to 8/26/11; Market value — $25,764,304) (Cost — $25,259,000)	25,259,000
	TOTAL INVESTMENTS — 100.7% (Cost — $2,514,336,715#)	2,874,140,389
	Liabilities in Excess of Other Assets — (0.7)%	(18,973,140)
	TOTAL NET ASSETS — 100.0%	$2,855,167,249

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $2,514,694,610.

Abbreviations used in this schedule:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	13

Statement of assets and liabilities

September 30, 2008

ASSETS:
Investments, at value (Cost — $2,514,336,715)	$2,874,140,389
Foreign currency, at value (Cost — $32)	29
Cash	23
Dividends and interest receivable	3,927,820
Receivable for Fund shares sold	1,409,386
Receivable for securities sold	9,697
Prepaid expenses	78,277
Total Assets	2,879,565,621
LIABILITIES:
Payable for Fund shares repurchased	11,770,247
Payable for securities purchased	7,104,172
Investment management fee payable	1,727,947
Distribution fees payable	1,286,557
Trustees’ fees payable	734,648
Accrued expenses	1,774,801
Total Liabilities	24,398,372
TOTAL NET ASSETS	$2,855,167,249
NET ASSETS:
Par value (Note 6)	$2,374
Paid-in capital in excess of par value	2,483,979,536
Undistributed net investment income	25,766,936
Accumulated net realized loss on investments and foreign currency transactions	(14,385,294)
Net unrealized appreciation on investments and foreign currencies	359,803,697
TOTAL NET ASSETS	$2,855,167,249
Shares Outstanding:
Class A	135,166,168
Class B	55,944,511
Class C	37,390,541
Class I	1,186,668
Class IS	7,684,187
Net Asset Value:
Class A (and redemption price)	$12.39
Class B*	$11.42
Class C*	$11.45
Class I (and redemption price)	$12.80
Class IS (and redemption price)	$12.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.15

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

Statement of operations

For the Year Ended September 30, 2008

INVESTMENT INCOME:
Dividends	$81,759,664
Interest	1,521,893
Less: Foreign taxes withheld	(904,899)
Total Investment Income	82,376,658
EXPENSES:
Investment management fee (Note 2)	24,543,474
Distribution fees (Notes 2 and 4)	19,479,287
Transfer agent fees (Note 4)	8,636,180
Shareholder reports (Note 4)	260,982
Trustees’ fees	212,315
Registration fees	125,537
Legal fees	101,719
Insurance	54,055
Audit and tax	34,800
Custody fees	32,215
Miscellaneous expenses	28,021
Total Expenses	53,508,585
NET INVESTMENT INCOME	28,868,073
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(4,188,576)
Foreign currency transactions	(7,357)
Net Realized Loss	(4,195,933)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(882,079,146)
Foreign currencies	(18,354)
Change in Net Unrealized Appreciation/Depreciation	(882,097,500)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(886,293,433)
DECREASE IN NET ASSETS FROM OPERATIONS	$(857,425,360)

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	15

Statements of changes in net assets

FOR THE YEARS ENDED SEPTEMBER 30,	2008	2007
OPERATIONS:
Net investment income	$28,868,073	$27,018,634
Net realized gain (loss)	(4,195,933)	285,536,829
Change in net unrealized appreciation/depreciation	(882,097,500)	228,273,345
Increase (Decrease) in Net Assets From Operations	(857,425,360)	540,828,808
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(25,824,766)	(32,000,026)
Net realized gains	(235,356,444)	(231,810,780)
Decrease in Net Assets From Distributions to Shareholders	(261,181,210)	(263,810,806)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	445,083,095	538,575,260
Reinvestment of distributions	249,018,675	247,750,684
Cost of shares repurchased	(1,119,268,133)	(1,083,651,344)
Decrease in Net Assets From Fund Share Transactions	(425,166,363)	(297,325,400)
DECREASE IN NET ASSETS	(1,543,772,933)	(20,307,398)
NET ASSETS:
Beginning of year	4,398,940,182	4,419,247,580
End of year*	$2,855,167,249	$4,398,940,182
* Includes undistributed net investment income of:	$25,766,936	$25,077,015

See Notes to Financial Statements.

16	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:
CLASS A SHARES[1]	2008	2007[2]	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$16.86	$15.85	$15.46	$13.91	$12.28
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.16	0.15	0.15	0.09	0.03
Net realized and unrealized gain (loss)	(3.57)	1.84	1.28	1.46	1.60
Total income (loss) from operations	(3.41)	1.99	1.43	1.55	1.63
LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.16)	(0.07)	—	—
Net realized gains	(0.92)	(0.82)	(0.97)	—	—
Total distributions	(1.06)	(0.98)	(1.04)	—	—
NET ASSET VALUE, END OF YEAR	$12.39	$16.86	$15.85	$15.46	$13.91
Total return[3]	(21.45)%	12.86%	9.82%	11.14%	13.27%
NET ASSETS, END OF YEAR (MILLIONS)	$1,675	$2,476	$2,325	$2,269	$2,147
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.18%	1.13%[4]	1.11%	1.08%	1.05%
Net expenses	1.18	1.12 [4,5]	1.11 [5]	1.06 [5]	1.05
Net investment income	1.09	0.88	1.00	0.63	0.19
PORTFOLIO TURNOVER RATE	27%	17%	19%	30%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.11%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	17

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:
CLASS B SHARES[1]	2008	2007[2]	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$15.63	$14.76	$14.52	$13.16	$11.71
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.03	0.00 [3]	0.02	(0.02)	(0.08)
Net realized and unrealized gain (loss)	(3.31)	1.72	1.19	1.38	1.53
Total income (loss) from operations	(3.28)	1.72	1.21	1.36	1.45
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.03)	—	—	—
Net realized gains	(0.92)	(0.82)	(0.97)	—	—
Total distributions	(0.93)	(0.85)	(0.97)	—	—
NET ASSET VALUE, END OF YEAR	$11.42	$15.63	$14.76	$14.52	$13.16
Total return[4]	(22.17)%	11.92%	8.84%	10.33%	12.38%
NET ASSETS, END OF YEAR (MILLIONS)	$639	$1,068	$1,148	$1,262	$1,359
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.06%	1.98%[5]	1.95%	1.88%	1.84%
Net expenses	2.06	1.98 [5,6]	1.95 [6]	1.85 [6]	1.84
Net investment income (loss)	0.21	0.02	0.15	(0.16)	(0.60)
PORTFOLIO TURNOVER RATE	27%	17%	19%	30%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.97%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:
CLASS C SHARES[1]	2008	2007[2]	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$15.67	$14.79	$14.52	$13.16	$11.71
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.06	0.03	0.05	(0.02)	(0.08)
Net realized and unrealized gain (loss)	(3.31)	1.73	1.19	1.38	1.53
Total income (loss) from operations	(3.25)	1.76	1.24	1.36	1.45
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.06)	—	—	—
Net realized gains	(0.92)	(0.82)	(0.97)	—	—
Total distributions	(0.97)	(0.88)	(0.97)	—	—
NET ASSET VALUE, END OF YEAR	$11.45	$15.67	$14.79	$14.52	$13.16
Total return[3]	(22.00)%	12.16%	9.06%	10.33%	12.38%
NET ASSETS, END OF YEAR (MILLIONS)	$428	$725	$761	$870	$960
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.83%	1.78%[4]	1.79%	1.85%	1.83%
Net expenses	1.83	1.78 [4,5]	1.75 [5]	1.83 [5]	1.83
Net investment income (loss)	0.43	0.22	0.34	(0.13)	(0.59)
PORTFOLIO TURNOVER RATE	27%	17%	19%	30%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.76%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30:
CLASS I SHARES[1]	2008	2007[2]	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$17.38	$16.30	$15.87	$14.22	$12.51
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.24	0.23	0.23	0.16	0.08
Net realized and unrealized gain (loss)	(3.68)	1.90	1.30	1.49	1.63
Total income (loss) from operations	(3.44)	2.13	1.53	1.65	1.71
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.23)	(0.13)	—	—
Net realized gains	(0.92)	(0.82)	(0.97)	—	—
Total distributions	(1.14)	(1.05)	(1.10)	—	—
NET ASSET VALUE, END OF YEAR	$12.80	$17.38	$16.30	$15.87	$14.22
Total return[3]	(21.07)%	13.42%	10.27%	11.60%	13.67%
NET ASSETS, END OF YEAR (MILLIONS)	$15	$130	$185	$159	$149
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.69%	0.67%[4]	0.67%	0.66%	0.66%
Net expenses	0.69	0.67 [4,5]	0.67 [5]	0.64 [5]	0.66
Net investment income	1.60	1.35	1.46	1.05	0.58
PORTFOLIO TURNOVER RATE	27%	17%	19%	30%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.66%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30, UNLESS OTHERWISE NOTED:
CLASS IS SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$13.61
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.03
Net realized and unrealized loss	(0.84)
Total loss from operations	(0.81)
NET ASSET VALUE, END OF PERIOD	$12.80
Total return[3]	(5.95)%
NET ASSETS, END OF PERIOD (MILLIONS)	$98
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.72%[4]
Net expenses	0.72 [4]
Net investment income	1.48 [4]
PORTFOLIO TURNOVER RATE	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 4, 2008 (inception date) to September 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Fundamental Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts

22	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	23

Notes to financial statements continued

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$(2,346,538)	$(153,462)	$2,500,000
(b)	(6,848)	6,848	—

(a)	Reclassifications are primarily due to distributions paid in connection with the redemption of Fund shares.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of income from partnerships.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1.5 billion	0.75%
Next $0.5 billion	0.70
Next $0.5 billion	0.65
Next $1.0 billion	0.60
Over $3.5 billion	0.50

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of

24	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2008, LMIS and its affiliates received sales charges of approximately $542,000 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$700	$300,000	$15,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of September 30, 2008, the Fund had accrued $630,589 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$973,150,068
Sales	1,530,829,824

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	25

Notes to financial statements continued

At September 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$548,318,581
Gross unrealized depreciation	(188,872,802)
Net unrealized appreciation	$359,445,779

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$5,191,137	$4,844,410	$129,830
Class B	8,570,717	3,026,305	92,915
Class C	5,717,433	765,165	38,199
Class I	—	287	19
Class IS1	—	13	19
Total	$19,479,287	$8,636,180	$260,982

[1]	For the period August 4, 2008 (inception date) to September 30, 2008.

5. Distributions to Shareholders by Class

	YEAR ENDED SEPTEMBER 30, 2008	YEAR ENDED SEPTEMBER 30, 2007
Net Investment Income:
Class A	$20,984,931	$23,877,446
Class B	986,192	2,337,973
Class C	2,150,551	2,941,096
Class I	1,703,092	2,843,511
Total	$25,824,766	$32,000,026
Net Realized Gains:
Class A	$129,004,067	$119,172,409
Class B	59,648,270	61,791,933
Class C	39,868,767	41,101,628
Class I	6,835,340	9,744,810
Total	$235,356,444	$231,810,780

26	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

6. Shares of Beneficial Interest

At September 30, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 1 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED SEPTEMBER 30, 2008		YEAR ENDED SEPTEMBER 30, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	12,664,824	$184,009,685	16,964,297	$279,541,410
Shares issued on reinvestment	9,181,503	142,106,771	8,488,130	136,728,296
Shares repurchased	(33,525,494)	(491,770,084)	(25,314,735)	(419,253,309)
Net increase (decrease)	(11,679,167)	$(165,653,628)	137,692	$(2,983,603)
Class B
Shares sold	3,710,964	$49,990,334	4,892,038	$75,135,377
Shares issued on reinvestment	4,102,826	58,617,941	4,133,345	61,619,425
Shares repurchased	(20,192,409)	(271,455,906)	(18,490,039)	(284,202,338)
Net decrease	(12,378,619)	$(162,847,631)	(9,464,656)	$(147,447,536)
Class C
Shares sold	2,607,520	$35,308,274	3,890,254	$59,751,119
Shares issued on reinvestment	2,776,292	39,755,532	2,788,449	41,694,274
Shares repurchased	(14,234,791)	(192,812,302)	(11,875,198)	(183,167,870)
Net decrease	(8,850,979)	$(117,748,496)	(5,196,495)	$(81,722,477)
Class I
Shares sold	4,834,812	$69,073,971	7,408,258	$124,147,354
Shares issued on reinvestment	534,898	8,538,431	464,337	7,708,689
Shares repurchased	(11,661,497)	(161,108,018)	(11,747,361)	(197,027,827)
Net decrease	(6,291,787)	$(83,495,616)	(3,874,766)	$(65,171,784)
Class IS1
Shares sold	7,841,215	$106,700,831	—	—
Shares repurchased	(157,028)	(2,121,823)	—	—
Net increase	7,684,187	$104,579,008	—	—

(1)	For the period August 4, 2008 (inception date) to September 30, 2008.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	27

Notes to financial statements continued

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$51,580,770	$32,000,026
Net long-term capital gains	209,600,440	231,810,780
Total taxable distributions	$261,181,210	$263,810,806

As of September 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$26,467,312
Other book/tax temporary differences(a)	(14,727,775)
Unrealized appreciation/(depreciation)(b)	359,445,802
Total accumulated earnings/(losses) — net	$371,185,339

During the taxable year ended September 30, 2008, the Fund utilized $40,599 of its capital loss carryover available from prior years.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Regulatory matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset

28	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	29

Notes to financial statements continued

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

30	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its December 31, 2008 Form N-Q.

*  *  *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners Fundamental Value Fund 2008 Annual Report	31

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Fundamental Value Fund, a series of Legg Mason Partners Equity Trust, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Fundamental Value Fund as of September 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 24, 2008

32	Legg Mason Partners Fundamental Value Fund 2008 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Fundamental Value Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None

Legg Mason Partners Fundamental Value Fund	33

Additional information (unaudited) continued

Information about Trustees and Officers

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	58
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (Business Development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None

34	Legg Mason Partners Fundamental Value Fund

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None

Legg Mason Partners Fundamental Value Fund	35

Additional information (unaudited) continued

Information about Trustees and Officers

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	Director, Citizens National Bank St. Louis, Maplewood, MO (since 2006)

36	Legg Mason Partners Fundamental Value Fund

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	148
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Legg Mason Partners Fundamental Value Fund	37

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

38	Legg Mason Partners Fundamental Value Fund

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners Fund complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Fundamental Value Fund	39

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2008:

Record date:	12/12/2007	12/26/2007
Payable date:	12/13/2007	12/27/2007
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%
Dividends qualifying for the dividends
Received deduction for corporations	100.00%	100.00%
Long-term capital gain dividend	$0.815827	—

Additionally, the Fund designates $944 paid in connection with the redemption of Fund shares as long-term capital gain dividends for the taxable year ended September 30, 2008.

Please retain this information for your records.

40	Legg Mason Partners Fundamental Value Fund

Legg Mason Partners Fundamental Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing (formerly, PFPC Inc.)

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Fundamental Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Legg Mason Partners Fundamental Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investors Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0283 11/08 SR08-694

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2007 and September 30, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $49,200 in 2007 and $51,500 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,000 in 2007 and $4,500 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,100 in 2007 and $6,000 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee August implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes August impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services August not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 2, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	December 2, 2008